HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks, bonds, and cash equivalents in consideration of prevailing valuations and estimated expected returns in these markets, with added emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that, in the view of the investment adviser, suggest risk-aversion or speculation by market participants.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: November 1, 2022, Amended November 15, 2022

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission (the “Commission”), the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	6
What has been the Fund’s Performance History?	9
Management of the Fund	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Investment Objective, Strategies and Related Risks	12
Fund Management	22
How the Fund Values Its Shares	24
How to Buy Shares	25
How to Exchange Shares	30
How to Redeem Shares	31
Dividends, Distributions and Taxes	35
Financial Highlights	37
For More Information	39

Hussman Strategic Allocation Fund

Risk/Return Summary

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC ALLOCATION FUND (the “Fund”) seeks to achieve total return through a combination of income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	1.33%
Acquired Fund Fees and Expenses	0.05%(1)
Total Annual Fund Operating Expenses	2.13%(2)
Less: Fee and Expense Waivers	0.83%
Total Annual Fund Operating Expenses After Waivers	1.30%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2023, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2023 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$587	$1,068	$2,397

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in common stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets, as determined by Hussman Strategic Advisors, the Fund’s investment adviser. The investment strategy adds emphasis on risk-management to adjust the Fund’s exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment adviser.

2	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

The Fund varies its investment exposures to stocks, bonds and cash equivalents based on the investment adviser’s analysis of prevailing investment conditions. The Fund’s asset allocation approach combines two components: 1) a value-focused asset allocation component that jointly considers prevailing stock market valuations and interest rates; and 2) a risk-management component that is intended to adjust the sensitivity of the portfolio to general market fluctuations when prevailing market conditions suggest risk-aversion or speculation among market participants.

The Fund’s assets are allocated with the goal of providing for the ongoing long-term inflation-adjusted spending needs of investors, rather than focusing its investment goal on a specific future year or “target date.” The investment adviser regularly determines the value-focused asset allocation based on its estimates of average annual expected returns for stocks, bonds, and cash equivalents over varying time frames, in light of prevailing stock market valuations and interest rate levels. The value-focused allocation reflects the extent to which each respective asset class is expected by the investment adviser to provide the highest expected returns, adjusted for risk, over these varying time frames.

The risk-management component of the asset allocation approach is further intended to reduce the sensitivity of the Fund’s portfolio to the impact of general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward risk-aversion, and to increase the sensitivity of the portfolio to general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward speculation.

In evaluating the inclination of investors toward risk-aversion or speculation, the investment adviser examines the joint behavior of thousands of individual stocks, sectors, industries and security types, including debt securities of varying creditworthiness. Divergence or broad weakness in these measures is generally viewed by the investment adviser as an indication of risk-aversion among investors. In contrast, uniformly broad or indiscriminate advances in these measures are generally viewed by the investment adviser as an indication of speculation among investors. In its evaluation of prevailing market conditions, the investment adviser also considers economic factors, investor sentiment, interest rates, credit-sensitive indicators, and other factors in an attempt to classify prevailing market conditions with historical instances having similar characteristics.

The Fund does not use derivatives for speculative purposes, but rather uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. The Fund may obtain exposure to the stock market by purchasing individual common stocks, stock index futures, or call

3

Risk/Return Summary (continued)

options on stock indices. It may seek to reduce (or “hedge”) its exposure to stocks by establishing investment positions that offset its investments in stocks to reduce the impact of general stock market fluctuations on the Fund’s portfolio. Specific strategies for reducing or “hedging” the Fund’s exposure to stocks may include: purchasing put options on stock indices; writing covered call options on stocks which the Fund owns or writing call options on stock indices; or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s stock portfolio.

The Fund may obtain investment exposure to bonds by purchasing individual bonds or Treasury bond futures. It may seek to reduce (or “hedge”) its exposure to bonds by effecting short sales of Treasury bond futures.

The allocation of the Fund’s assets for investment in the stock and bond markets will vary. However, the Fund will seek to maintain investment exposure to each of the stock market and the bond market of at least 5% of its net assets at all times. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets. The term “investment exposure” means the amount of the Fund’s unhedged investment in common stocks or bonds, respectively, plus the notional value of derivatives used by the Fund to obtain long exposure to the stock market or the bond market. The term “notional value” means the total dollar value of stocks or bonds represented by a derivative security. Subject to these limitations, the Fund may hedge its investment exposure to the stock and bond markets when deemed appropriate by the investment adviser.

The Fund does not borrow for investment purposes (a practice known as “leverage”), nor does it expect to maintain “long” investment exposure to the stock and bond markets that, in aggregate, exceeds the value of the Fund’s net assets. This means that the total value of the Fund’s investments in common stocks and bonds, including the notional value of the Fund’s “long” investment exposure to the stock and bond markets obtained using stock index futures, call options and Treasury bond futures, is not expected to exceed 100% of the Fund’s net assets.

Hedging transactions are intended to reduce the sensitivity of the Fund’s portfolio of stocks or bonds to general market fluctuations, relative to that of a portfolio that is not hedged. The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and consideration of the availability and liquidity of futures and options on such indices.

4	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

The Fund hedges using indices that are correlated, although perhaps imperfectly, with the securities owned by the Fund, such as the Standard & Poor’s 500 Index, and futures based on long-term U.S. Treasury bonds.

The portion of the Fund’s assets allocated to stocks will be invested primarily in individual common stocks favored by the investment adviser. Stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Stock Market. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves certain risks.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations, and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that at the time of purchase is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Investors Service, Inc., or that has an equivalent rating from another independent rating organization. There is no requirement that the Fund sell corporate debt securities if subsequent to their purchase the rating of the securities is downgraded below these rating standards. However, the Fund will seek to sell those securities in an orderly manner as may be necessary to limit its holdings of such securities to not more than 10% of the Fund’s net assets.

Assets of the Fund not invested to obtain exposure to stocks or bonds, or used to establish hedging positions, will be invested in cash equivalents. The portion of the Fund’s assets allocated to cash equivalents will typically be invested in U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds. The Fund may invest to a lesser extent in other high quality short-term instruments, including commercial paper and repurchase agreements.

5

Risk/Return Summary (continued)

The Fund is not an index fund, and its investment exposures to the stock and bond markets will vary over time. Because the Fund may invest in securities that are not included in any index and may hedge or reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment adviser, the Fund’s investment returns may differ from the performance of other asset allocation strategies, particularly over the short term.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Common Stocks

General movements in the stock market will affect the prices of the common stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an individual stock may also fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market or political conditions. Local, regional or global events such as war, acts of terrorism, government defaults, government shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, high inflation, recessions, or other events could also have a significant adverse impact on the Fund and the value of its investments.

Risks of Bonds

General movements in interest rates will affect the prices of the fixed-income securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the prices of fixed-income securities generally and in the prices of specific securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, bonds in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater

6	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

when the Fund’s holdings of bonds emphasize bonds having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than bonds having shorter maturities. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years having been reduced first in reaction to the global financial crisis that began in 2008, and later in an effort to combat the economic effects of the COVID-19 pandemic. The decision by the Federal Reserve and many central banks to aggressively increase interest rates in order to control the effects of inflation may present a greater risk than has historically been the case due to the current period of low interest rates and the potential market reaction to those initiatives.

The Fund could lose money if the issuer of a bond in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt has the greatest degree of credit risk among the bonds in which the Fund may invest. Issuers of corporate debt may not be able to make payment of principal and interest when due. Although the Fund only purchases bonds and corporate debt having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests and in determining the allocation of the Fund’s assets to the stock and bond markets. It also depends on the investment adviser’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock and bond markets, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive posture by hedging its positions to reduce the sensitivity of its portfolio to stock or bond market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock or bond market fluctuations, the Fund will experience a larger loss in the event of a market decline.

7

Risk/Return Summary (continued)

Market Capitalization Risk

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. The Fund may hedge its investment exposure to bonds by effecting short sales of Treasury bond futures. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks and bonds for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock or bond markets to the same extent as if the Fund was not hedged. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock and bond markets, possibly for meaningful periods of time.

The derivatives used by the Fund for hedging purposes are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures, short Treasury bond futures, or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks and bonds do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities

8	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged. The Fund may purchase futures contracts on broad-based stock indices to obtain investment exposure to the stock market, and may purchase futures contracts on U.S. Treasury securities to obtain investment exposure to the bond market. These purchases seek capital appreciation or income, consistent with the Fund’s investment objective and policies. When a futures contract is purchased by the Fund, the risk assumed by the Fund is the same as if the Fund had directly invested in the stocks comprising the underlying stock index or in U.S. Treasury securities in the same amount as the notional value of the futures contract.

Monetary Policy Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity, including markets in which the Fund may invest. The Federal Reserve kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (“Quantitative Easing”). In addition, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related business activity disruptions which has further increased the federal budget deficit. More recently, the Federal Reserve has aggressively raised interest rates and begun to sell some of the U.S. Government. securities on its balance sheet (“Quantitative Tightening”) in an effort to control inflation. Future decisions by the Federal Reserve to raise the federal funds rate, or to further reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

There is also a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the U.S., including the U.S. Government’s ongoing inability to pursue a long-term budget and deficit reduction plan, could negatively impact financial markets and the performance of the Fund.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year over the life of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform

9

Risk/Return Summary (continued)

in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2022 is 0.01%.

During the periods shown in the bar chart, the highest return for a quarter was 9.56% during the quarter ended March 31, 2021 and the lowest return for a quarter was -2.74% during the quarter ended September 30, 2021.

Average Annual Total Returns for Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Since Inception (August 27, 2019)
Return Before Taxes	7.22%	7.48%
Return After Taxes on Distributions	5.95%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	5.20%
Benchmark Fixed Allocation Composite (reflects no deduction for fees, expenses, or taxes)*	15.81%	16.58%

*

The Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500 Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills:1-3 Months Index. The S&P 500 Index is an index of the 500 largest U.S. large capitalization stocks. The Bloomberg U.S. Treasury Unhedged Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The Bloomberg U.S. Treasury Bills:1-3 Months Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the U.S. government.

10	Hussman Strategic Allocation Fund

Risk/Return Summary (continued)

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in August 2019.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $1,000, except the minimum is $500 for an individual retirement account (“IRA”) or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by: investing its assets primarily in stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes with prevailing valuations and estimated expected returns of these investments, as determined by Hussman Strategic Advisors, the Fund’s investment adviser. The investment strategy adds emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment adviser.

The Fund is designed to serve as a single investment choice for investors looking to provide for a future stream of expected spending through a mix of equity and fixed-income investments, and who also wish their asset allocation to respond to prevailing valuations and market conditions, particularly environments that have historically been strongly favorable or unfavorable for stocks or bonds.

PORTFOLIO MANAGEMENT PROCESS

Asset Allocation

Every investment security represents a claim to some set of future cash flows that the investor expects to receive over time. Whether those cash flows are known or uncertain, a fundamental principle of finance is that the higher the price an investor pays today for a given set of expected cash flows in the future, the lower the long-term return the investor can expect on that investment. Likewise, the lower the price an investor pays today for a given set of expected cash flows in the future, the higher the long-term return the investor can expect on that investment.

The Fund’s investment strategy emphasizes valuation as a principal driver of long-term investment returns, while also recognizing that investment outcomes over shorter horizons can be significantly affected by periods of risk-aversion or speculation among market participants. In the analysis of stock market conditions, valuation considers the relationship of major stock indices to the stream of earnings, revenues, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. For bonds, valuation is measured primarily by yield-to-maturity, adjusted for estimated risk, particularly in the case of corporate bonds.

12	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The investment adviser uses information on prevailing valuations to estimate an expected future trajectory of average annual returns for stocks, bonds, and Treasury bills. These estimates reflect the view that large deviations from historically normal valuations tend to “decay” or diminish over time, though this normalization may be interrupted or accelerated by factors such as economic events and periods of investor risk-aversion or speculation. The value-focused asset allocation of the Fund is based on these expected trajectories and reflects the extent to which stocks, bonds, or Treasury bills are estimated to have the highest expected return, adjusted for risk, at varying investment horizons.

The Fund may “hedge” a portion of its investment exposure to the stock market and the bond market by establishing offsetting investment positions intended to reduce the impact of general market fluctuations on the value of the Fund’s investment portfolio. However, the Fund does not intend to fully hedge its investment exposures and will seek at all times to maintain a minimum investment exposure (i.e., the amount of investment exposure that is not hedged) of at least 5% of its net assets to each of the stock market and the bond market. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets.

The following examples are intended to illustrate the general framework used by the investment adviser. Because the actual investment position of the Fund depends on the investment adviser’s assessment of a broad range of prevailing market conditions, these examples should not be interpreted as an exhaustive account of the considerations or market analysis techniques used to determine the investment position of the Fund.

In general, the Fund is most likely to hold a substantial, unhedged exposure to stocks when equity market valuations are near or below their historical norms and broad market conditions are also uniformly favorable, in the view of the investment adviser. A substantial exposure to stocks is particularly likely when the level of interest rates is not unusually high. When equity market valuations are depressed, but broad market conditions remain unfavorable, the Fund may hedge or defer a significant exposure to stocks until improvement in these conditions indicates that risk-aversion among market participants is beginning to abate.

During periods of elevated equity market valuations, favorable broad market conditions may still encourage a significant exposure to stocks, but this exposure is more likely be accompanied by at least a partial hedge using index put options, in order to defend against unexpected equity market weakness and potential loss. In contrast, during periods of elevated equity market valuations and unfavorable broad market conditions, the Fund is most likely to reduce or substantially hedge its exposure to stocks.

13

Investment Objective, Strategies and Related Risks
(continued)

The Fund is most likely to hold a substantial, unhedged exposure to bonds when yields on long-term bonds are elevated, and substantially above short-term Treasury bill yields, particularly if equity valuations are elevated at the same time. In contrast, when long-term bond yields are below their historical norms and not materially higher than short-term Treasury bill yields, the Fund is likely to reduce or substantially hedge its exposure to bonds, particularly if equity valuations are near or below their historical norms.

Security Selection

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Investors Service, Inc., or that has an equivalent rating from another independent rating organization.

The Fund’s principal bond market investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of the Fund’s bond holdings, the Fund’s exposure to changes in the yield curve, and consideration of yield differences between corporate debt and Treasury securities (credit spreads). The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the average duration of the Fund’s bond holdings is expected to range from 2 years to 20 years. In its most aggressive stance (a duration of 20 years), the value of the Fund’s bond market investments could be expected to fluctuate by approximately 20% in response to a 1% (100 basis point) change in the general level of interest rates.

14	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment adviser attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment adviser in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The hedging strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

The following relates to principal risks of investing in the Fund:

●

Risks of Common Stocks. Because a portion of the Fund will always be invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets, which may fall or fail to rise over extended periods of time for a variety of reasons. At times, stock markets can be volatile, and stock prices can change significantly. This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors can adversely affect a particular stock’s price (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, changes in government regulations affecting an industry, or investor sentiment and market perceptions). In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. The Fund is subject to the risk that U.S. or foreign economic and political events (including protectionist measures, interventions in the financial markets and changes in fiscal, monetary or tax policies) will adversely affect the U.S. securities markets and the prices of securities held by the Fund. The current contentious domestic political

15

Investment Objective, Strategies and Related Risks
(continued)

environment, as well as political and diplomatic events within the United States and abroad, such as the imposition of sanctions, counter sanctions and other retaliatory actions, may also adversely affect the U.S. securities markets and the prices of securities held by the Fund. The Fund is also subject to the risk that geopolitical events (including natural disasters, epidemics or pandemics, terrorism and war) will adversely affect the U.S. securities markets and the prices of securities held by the Fund. For instance, the COVID-19 pandemic and efforts to contain its spread have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services and significant disruptions to economies and markets, adversely affecting the U.S. and global economies and the financial performance of individual issuers, sectors and industries, asset classes and markets. The pandemic and other events that may arise in the future may exacerbate other pre-existing political, social and economic risks in ways that cannot be predicted. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and and the potential for wider conflicts could continue to have adverse effects on regional and global economies and may further strain global supply chains, and negatively impact global growth and inflation.

●

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions, if any. Unanticipated or persistent inflation may also have a material and adverse impact on the financial condition or results of operations of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Such a broad-based market decline would likely have a material and adverse impact on the Fund’s portfolio of common stock investments.

●

Risks of Bonds and Other Fixed-Income Securities. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, the bonds and other fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater during periods in which the Fund’s portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Decisions by the Federal Reserve to further raise the federal funds rate, or to further reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

16	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The Fund could lose money if the issuer of a bond or other fixed-income security in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt securities in which the Fund invests are subject to varying degrees of credit risk. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flow to be reinvested at higher yield) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). In March 2021, the United Kingdom Financial Conduct Authority (the “FCA”) and LIBOR’s administrator, ICE Benchmark Administration (the “IBA”), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settlings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition on the Fund or on certain instruments in which the Fund invests. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, and may result in a reduction in the value of certain LIBOR-based instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

●

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

●

Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), may purchase put and call options on such indices, and may write call options on such indices. It may also purchase and sell Treasury bond futures. These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities. The Fund only purchases and sells derivatives that trade on a U.S. futures or options exchange.

17

Investment Objective, Strategies and Related Risks
(continued)

A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified security at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the underlying security declines in value, and earns a negative return if the underlying security increases in value. The Fund does not use futures contracts for speculative purposes, but rather uses these contracts either to obtain investment exposures in seeking capital appreciation consistent with its investment objective and policies or to hedge (reduce) its exposures to general fluctuations in the stock or bond markets. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The Fund may purchase call options on stock or bond market indices to which the Fund seeks market exposure. Call options may also be written on stock indices for the purpose of hedging market risk. The Fund may purchase put options on stock indices for the purpose of hedging market risk and to adjust the Fund’s exposure to market fluctuations, based on the investment adviser’s analysis of prevailing market conditions. The Fund may hedge its portfolio against the impact of general market fluctuations by writing index call options and purchasing index put options having identical strike prices and expiration dates.

Derivative instruments can be volatile and the potential loss to the Fund from a derivative instrument may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts

18	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment adviser believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which is expected to represent only a small percentage of the value of the Fund’s net assets.

The regulation of derivatives markets has undergone substantial change in recent years. In particular, effective on August 19, 2022, the Fund is required to comply with new provisions of Rule 18f-4 under the Investment Company Act of 1940 which imposes limits on the amount of derivatives that the Fund can enter into and treats derivatives, as well as certain other debt securities, as senior securities. Rule 18f-4 replaces the asset segregation requirements for derivatives with a new derivatives risk management framework that includes limits on Fund leverage risk. While the limits imposed by Rule 18f-4 are not expected to exceed the existing limits on the use of derivatives that are incorporated into the Fund’s investment program, the Fund’s ability to use derivative instruments in some market conditions could potentially be affected.

The following information relates to non-principal risks of investing in the Fund:

●

Sector Focus Risk. From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the weightings of those sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular business sectors, it will be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than funds that do not emphasize investment in particular sectors. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages, increased production costs or competitive conditions within an industry. The more the Fund emphasizes one or more business sectors, the greater the potential that these investments will react similarly to legislative or regulatory changes, adverse market conditions or increased market competition affecting those sectors.

●

Exchange Traded Fund Risk. The Fund may invest a portion of its assets in shares of exchange traded funds (“ETFs”) to obtain exposure to the stock and bond markets. ETFs in which the Fund invests differ from traditional index funds in that shares of an ETF are listed on a securities exchange and can be traded intraday. ETFs in which the Fund invests typically hold a portfolio of common stocks or bonds and are designed to track the performance of a particular index.

Investments in shares of ETFs involve risks generally associated with investments in common stocks or fixed-income securities, including the risk that the prices of stocks or bonds may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. Investments in ETF shares are subject also to the risks that: (1) an active

19

Investment Objective, Strategies and Related Risks
(continued)

trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track the ETF’s specified market index and shares of ETFs may trade below net asset value; (3) the prices of shares of ETFs in which the Fund invests, which are not actively managed and do not take defensive positions, may be volatile and these ETFs may incur losses in the event of a general market decline; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment adviser may decide to purchase ETF shares for the same reasons it would purchase (and as an alternative to purchasing) individual stocks or bonds — to obtain exposure to the stock or bond markets. When ETF shares are held by the Fund, the Fund indirectly bears its pro-rata share of the ETF’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

●

Foreign Investment Risk. The Fund may invest in the stocks of foreign issuers by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and trade on U.S. securities exchanges. Investment in ADRs involve various risks not generally associated with investments in common stocks of U.S. issuers. Foreign issuers may face adverse economic developments, and foreign governments may expropriate assets, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have an adverse effect on securities prices. The values of securities of foreign issuers may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

●

Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, generally reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment adviser, the Fund may temporarily adopt a defensive investment position and invest up to 90% of its net assets in money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited. If the general stock or bond markets advance during such periods, the Fund’s investment return might be lower than if it invested substantially all of its assets in stocks or bonds. The Fund may also invest in money market instruments and shares of money market mutual funds

20	Hussman Strategic Allocation Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

for liquidity purposes, or hold these investments as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, which are in addition to the Fund’s own fees and expenses.

●

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment adviser believes that the sale is in the best interest of the Fund (for example, if the investment adviser believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

●

Technology and Cybersecurity Risk. Various technologies are used by the investment adviser and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss. Similar types of risk are also present for the issuers of securities in which the Fund invests, which could adversely impact such issuers and cause the Fund’s investments in these securities to lose value.

21

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment adviser of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $792 million in assets as of September 30, 2022.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has been the portfolio manager of the Fund since its inception in August 2019. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders. In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.75% of the first $2 billion of average daily net assets of the Fund, 0.70% of the next $3 billion of such assets, and 0.65% of such assets over $5 billion, less any fee waivers.

Hussman Strategic Advisors has contractually agreed that, until November 1, 2023, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse Hussman Strategic Advisors the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by Hussman Strategic Advisors for a period of three years from the date such fees or expenses were

22	Hussman Strategic Allocation Fund	(800) HUSSMAN

Fund Management (continued)

waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by Hussman Strategic Advisors; and (ii) the expense limitation in effect at the time Hussman Strategic Advisors seeks reimbursement. This agreement may not be terminated by Hussman Strategic Advisors without the approval of the Board of Trustees. Hussman Strategic Advisors may agree to continue after November 1, 2023 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so. During the fiscal year ended June 30, 2022, Hussman Strategic Advisors waived all investment advisory fees payable to it by the Fund.

A discussion regarding the basis for approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Strategic Advisors is available in the Fund’s annual report for the fiscal year ended June 30, 2022.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

23

How the Fund Values Its Shares

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV per share, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined by the investment adviser, under procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment adviser to most closely reflect market value as of the time of computation of NAV. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the New York Stock Exchange, or, if not available, at the mean of their bid and ask prices.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the Investment Company Act of 1940 (except shares of ETFs which are valued using their sales prices or market quotations) based upon the net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is effected at the NAV per share next calculated after your order is received by the Fund in the manner set forth below (see “How to Purchase Shares” and “How to Redeem Shares”). Redemptions and exchanges of Fund shares may be subject to a redemption fee.

24	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gifts to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to Hussman Strategic Allocation Fund.

●	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Allocation Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be charged $25 and will also be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

25

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when the Transfer Agent receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. Your purchase order must be received by your brokerage firm or financial institution prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Brokers and other organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

26	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares (continued)

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

●

By sending a check, made payable to Hussman Strategic Allocation Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be charged $25 and will

27

How to Buy Shares (continued)

also be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

28	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust does not accommodate frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request (but not a redemption request) that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

29

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after receipt in proper form of the exchange request by the Transfer Agent. An exchange request must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the fund from which the exchange is to be made

●	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

30	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to be effected at the NAV per share calculated on that day. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

If you redeem shares from an IRA account or other retirement plan, you must indicate in your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption proceeds will be subject to withholding.

Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request that the proceeds of the redemption be made payable to a person not on record with the Fund;

●	you request that the proceeds of the redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of the redemption exceed $50,000;

●	you request that the proceeds of the redemption be transmitted by wire transfer to a bank other than the bank on record with the Fund; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required with respect to any account registered in the name of a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

31

How to Redeem Shares (continued)

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV per share is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will be effected at the next calculated NAV per share

32	Hussman Strategic Allocation Fund	(800) HUSSMAN

How to Redeem Shares (continued)

even if the payment is delayed due to a recent purchase of shares. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment adviser otherwise deems such borrowing to be appropriate.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets; and (c) for such other periods as may be permitted by an order of the SEC.

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 72, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the systematic withdrawal plan (see “Systematic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if

33

How to Redeem Shares (continued)

the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver individual readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges and may realize a gain or loss for tax purposes.

34	Hussman Strategic Allocation Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold

35

Dividends, Distributions and Taxes (continued)

when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon a sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

36	Hussman Strategic Allocation Fund	(800) HUSSMAN

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended June 30, 2022 and June 30, 2021 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request. The information for the fiscal period ended June 30, 2020 was audited by another independent registered public accounting firm.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$11.70	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	(0.42)	1.98	0.29
Total from investment operations	(0.38)	1.96	0.32

Less distributions from:
Net investment income	(0.04)	(0.01)	(0.00	)(b)
Net realized gains	(0.35)	(0.57)	—
Total distributions	(0.39)	(0.58)	(0.00	)(b)

Proceeds from redemption fees collected	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$10.93	$11.70	$10.32

Total return(c)	(3.19%)	19.70%	3.23	%(d)

Net assets at end of period (000’s)	$21,573	$19,881	$8,093

Ratio of total expenses to average net assets	2.08%	2.87%	4.67	%(e)

Ratio of net expenses to average net assets(f)	1.25%	1.25%	1.25	%(e)

Ratio of net investment income (loss) to average net assets(f)	0.42%	(0.11%)	0.34	%(e)

Portfolio turnover rate	98%	163%	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser.

37

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

901 Fifteenth Street, NW, Suite 800

Washington, D.C. 20005

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Allocation Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

38	Hussman Strategic Allocation Fund	(800) HUSSMAN

For More Information

In addition to the information contained in the Prospectus, the following documents are available free upon request:

● Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

● Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

39